                                                                   Exhibit 10.14

                 FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT


         This First Amendment to Third Amended and Restated Management Agreement (this "First Amendment") is made as of the 1st day of June, 2006, by and between the POKAGON BAND OF POTAWATOMI INDIANS (the "Band"), the POKAGON GAMING AUTHORITY (the "Authority"), and GREAT LAKES GAMING OF MICHIGAN, LLC, a Minnesota limited liability company (f/k/a Great Lakes of Michigan, LLC, ("Great Lakes").

                                    RECITALS

     A. Great Lakes and the Band entered into a Third Amended and Restated Management Agreement dated as of January 25, 2006 (the "Third Amended and Restated Management Agreement"), which agreement was approved by the Chairman of the National Indian Gaming Commission on March
          31, 2006.


     B. The Band created the Pokagon Gaming Authority on May 25, 2006, and various rights and obligations of the Band under the Third Amended and Restated Management Agreement will be performed by the Authority.


     C. While the scope and size of the Project have not changed, due to increased project construction and development costs, the parties desire to amend the Third Amended and Restated Management Agreement to increase the maximum dollar amount for recoupment of development and construction costs of the Facility and the Enterprise.


         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises herein contained, the receipt and sufficiency of which are expressly acknowledged, the Band, the Authority and Great Lakes hereby agree as follows:


SECTION 1. AMENDMENT TO SECTION 5.10. Section 5.10 of he Third Amended and Restated Management Agreement is hereby amended to replace the dollar amount "$379,500,000" with the dollar amount "$495,000,000".


SECTION 2. MISCELLANEOUS. Capitalized but undefined terms used herein have the meanings set forth in the Third Amended and Restated Management Agreement. All other provisions of the Third Amended and Restated Management Agreement not modified by this First Amendment shall remain in full force and effect. All provisions relating to governing law, jurisdiction, waivers of sovereign immunity, arbitration and waivers of rights to tribal courts contained in the Third Amended and Restated Development Agreement shall remain in full force and effect and shall apply to this First Amendment. This Fist Amendment may be executed in any number of counterparts and
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by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first referenced above.

                                        POKAGON BAND OF POTAWATOMI
                                        INDIANS

                                        By  /s/ John Miller
                                           -----------------------------
                                               Chairman, John Miller

                                        By  /s/ Judy Winchester
                                           -----------------------------
                                            Secretary, Judy Winchester


                                        POKAGON GAMING AUTHORITY

                                        By  /s/ John Miller
                                           -----------------------------
                                           President/CEO, John Miller

                                        By  /s/ Judy Winchester
                                           -----------------------------
                                            Secretary, Judy Winchester


                                        GREAT LAKES GAMING OF MICHIGAN
                                        LLC

                                        By  /s/ Timothy J. Cope
                                          ------------------------------
                                          President/CFO, Timothy J. Cope

Approved pursuant to 25 U.S.C. Section 2711:

NATIONAL INDIAN GAMING COMMISSION

By /s/ Philip N. Hogen
  ---------------------------
   Chairman, Philip N. Hogen
by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first referenced above.

                                        POKAGON BAND OF POTAWATOMI
                                        INDIANS

                                        By  /s/ John Miller
                                           -----------------------------
                                               Chairman, John Miller

                                        By  /s/ Judy Winchester
                                           -----------------------------
                                            Secretary, Judy Winchester


                                        POKAGON GAMING AUTHORITY

                                        By  /s/ John Miller
                                           -----------------------------
                                           President/CEO, John Miller

                                        By  /s/ Judy Winchester
                                           -----------------------------
                                            Secretary, Judy Winchester


                                        GREAT LAKES GAMING OF MICHIGAN
                                        LLC

                                        By  /s/ Timothy J. Cope
                                          ------------------------------
                                          President/CFO, Timothy J. Cope

Approved pursuant to 25 U.S.C. Section 2711:

NATIONAL INDIAN GAMING COMMISSION

By /s/ Philip N. Hogen
  ---------------------------
   Chairman, Philip N. Hogen
by the different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first referenced above.

                                        POKAGON BAND OF POTAWATOMI
                                        INDIANS

                                        By  /s/ John Miller
                                           -----------------------------
                                               Chairman, John Miller

                                        By  /s/ Judy Winchester
                                           -----------------------------
                                            Secretary, Judy Winchester


                                        POKAGON GAMING AUTHORITY

                                        By  /s/ John Miller
                                           -----------------------------
                                           President/CEO, John Miller

                                        By  /s/ Judy Winchester
                                           -----------------------------
                                            Secretary, Judy Winchester


                                        GREAT LAKES GAMING OF MICHIGAN
                                        LLC

                                        By  /s/ Timothy J. Cope
                                          ------------------------------
                                          President/CFO, Timothy J. Cope

Approved pursuant to 25 U.S.C. Section 2711:

NATIONAL INDIAN GAMING COMMISSION

By  /s/ Philip N. Hogen
  ---------------------------
   Chairman, Philip N. Hogen